UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 6, 2022

Entegris Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32598	41-1941551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road, Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)

(978) 436-6500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ENTG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On July 6, 2022 (the “Closing Date”), Entegris, Inc., a Delaware corporation (“Entegris”) filed a Current Report on Form 8-K (the “Original Form 8-K”) disclosing the completion of its acquisition of CMC Materials, Inc., a Delaware corporation (“CMC”) pursuant to an Agreement and Plan of Merger, dated as of December 14, 2021, by and among Entegris, CMC and Yosemite Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Entegris (“Merger Sub”).  On July 6, 2022, Merger Sub merged with and into CMC (the “Merger”), with CMC surviving the Merger as a wholly owned subsidiary of Entegris.

This Amendment No. 1 amends the Original Form 8-K to include the financial statements of CMC and the pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of the Businesses Acquired.

The audited consolidated financial statements (and the notes thereto) of CMC for the fiscal years ended September 30, 2021 and 2020 were filed with the Original Form 8-K. The unaudited consolidated condensed financial statements (and the notes thereto) of CMC for the six-month periods ended March 31, 2022 and 2021 were filed with the Original Form 8-K.

(b) Pro forma financial information.

Entegris’ unaudited pro forma condensed combined statement of operations and explanatory notes for the fiscal year ended December 31, 2021 were filed with the Original Form 8-K. Entegris’ unaudited pro forma condensed combined statement of operations and explanatory notes for the six-month period ended July 2, 2022 and Entegris’ unaudited pro forma condensed combined balance sheet and explanatory notes as of July 2, 2022 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(d) Exhibits.

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit No.	Description
99.1
Unaudited pro forma condensed combined statement of operations and explanatory notes of Entegris for the six-month period ended July 2, 2022 and the unaudited pro forma condensed combined balance sheet and explanatory notes of Entegris as of July 2, 2022.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 16, 2022	ENTEGRIS, INC.

	By:	/s/ Joseph Colella
Joseph Colella
Senior Vice President, General Counsel and Secretary